BLACKROCK ALLOCATION TARGET SHARES
BATS: Series A Portfolio
(the “Fund”)

Supplement dated February 10, 2016 to the
Prospectus dated July 29, 2015

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Fund Overview — Key Facts About BATS: Series A Portfolio — Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Samir Lakhani	2015	Managing Director of BlackRock, Inc.
Ibrahim Incoglu	2016	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Samir Lakhani and Ibrahim Incoglu are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Samir Lakhani and Ibrahim Incoglu are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Samir Lakhani	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013.
Ibrahim Incoglu	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2009 to 2014.

Shareholders should retain this Supplement for future reference.

PRO-BATSA-0216SUP